UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

Apollo Asset Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.375% Series A Preferred Stock	AAM.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	AAM.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced on August 23, 2023, Apollo Asset Management, Inc. (the “Company”) issued notices to redeem (i) all outstanding shares of the Company’s Series A Preferred Stock, par value $0.00001 per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”) and (ii) all outstanding shares of the Company’s Series B Preferred Stock, par value $0.00001 per share, with a liquidation preference of $25.00 per share (the “Series B Preferred Stock, together with the Series A Preferred Stock, the “AAM Preferred Stock”), on September 22, 2023 (the “Redemption Date”), at a redemption price per share equal to $25.00 (collectively, the “AAM Preferred Stock Redemption”). The AAM Preferred Stock was redeemed in full on the Redemption Date, as result of which the holders of record on September 22, 2023 received $25.02656253 per share of AAM Preferred Stock, which equals the liquidation preference of $25.00 per share plus $0.02656253 per share of declared and unpaid dividends from September 15, 2023 to, but excluding, the Redemption Date.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

In connection with the AAM Preferred Stock Redemption, trading in AAM Preferred Stock was suspended on the New York Stock Exchange (“NYSE”) prior to the opening of business on September 22, 2023 and the listing of AAM Preferred Stock on the NYSE was removed. The NYSE filed with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the AAM Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the AAM Preferred Stock under Section 12(g) of the Exchange Act and suspend the Company’s reporting obligations under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Asset Management, Inc.

Date: September 22, 2023	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President and Secretary